Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of Wrap Technologies, Inc. (the "Company"), that, to his or her knowledge, the Annual Report of the Company on Form 10-K for the period ended December 31, 2020, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

WRAP TECHNOLOGIES INC

Date: March 4, 2021	By:	/s/ Thomas P. Smith
Thomas P. Smith
Interim Chief Executive Officer and President (Principal Executive Officer)

WRAP TECHNOLOGIES INC

Date: March 4, 2021	By:	/s/ James A. Barnes
James A. Barnes
Chief Financial Officer, Secretary and Treasurer (Principal Accounting Officer)